EXHIBIT 99

Investor Contact
Robert G. Burrows
Vice President, Investor Relations
301-795-1877
BurrowsR@ebsi.com

Media Contact:
Tracey Schmitt
Vice President, Global Public Affairs and Corporate Responsibility
301-795-1800
SchmittT@ebsi.com

EMERGENT BIOSOLUTIONS REPORTS FIRST QUARTER 2015 FINANCIAL RESULTS

GAITHERSBURG, MD, May 7, 2015 - Emergent BioSolutions Inc. (NYSE: EBS) reported financial results for the quarter ended March 31, 2015.

Financial highlights for Q1 2015 include:

•	Total revenues of $63.6 million, up 18% versus Q1 2014
•	Net loss of $21.5 million, or $0.57 per diluted share; Adjusted net loss of $18.8 million, or $0.50 per diluted share
•	EBITDA of $(19.6) million, or $(0.52) per diluted share; Adjusted EBITDA of $(18.4) million, or $(0.48) per diluted share

2015 outlook:

•	FY 2015 total revenues of $510-$540 million, net income of $50-$60 million (GAAP) and $60-$70 million (adjusted)
•	Q2 2015 total revenues of $105 to $120 million

"Overall, our business performance in 2015 has been strong with FDA approvals of both Anthrasil and IXINITY, and initiating a Phase I trial for MOR209/ES414, our immunotherapeutic treatment for prostate cancer," said Daniel J. Abdun-Nabi, President and Chief Executive Officer of Emergent BioSolutions. "We anticipate full year revenues of $510 to $540 million, net income of $50 to $60 million and adjusted net income of $60 to $70 million, as we continue to expand the product portfolios of both of our businesses and drive robust growth in revenue and net income."

(I) 2015 FINANCIAL PERFORMANCE -- Quarter Ended March 31, 2015 (unaudited)

Revenues

Product Sales
For Q1 2015, product sales were $18.3 million, a decrease of 49% as compared to 2014. The decrease primarily reflects our decision to not make shipments of BioThrax to the CDC in the first quarter of 2015 due to the discovery of foreign particles in a limited number of vials in two manufactured lots of BioThrax in January 2015.

	Three Months Ended March 31,
(in millions)	2015	2014	% Change
Product Sales
BioThrax®	$--	$24.5	(100)%
Other biodefense	11.9	8.1	47%
Total Biodefense	$11.9	$32.6	(63)%

Total Biosciences	6.3	3.3	91%
Total Product Sales	$18.3	$35.8	(49)%

Contract Manufacturing
For Q1 2015, revenues from our contract manufacturing operations were $12.2 million, an increase of $9.5 million as compared to 2014. The increase primarily reflects the impact of a full quarter of contract manufacturing activities, which were acquired in Q1 2014, as well as revenue for manufacturing services related to an MVA Ebola vaccine candidate.

Contracts, Grants and Collaborations
For Q1 2015, revenues from our contracts, grants and collaborations were $33.1 million, an increase of 115% as compared to 2014. The increase primarily reflects additional development funding for product development programs that were acquired in Q1 2014 and the realization of a milestone payment related to the development of a partnered product within the Biosciences division.

Operating Expenses

Cost of Product Sales and Contract Manufacturing
For Q1 2015, cost of product sales and contract manufacturing was $18.7 million, a decrease of 1% as compared to 2014.

Research and Development (R&D)
For Q1 2015, gross R&D expenses were $38.7 million, an increase of 28% as compared to 2014. The increase primarily reflects additional R&D expenditures associated with product development programs that were acquired in Q1 2014. Gross R&D expenses include contract service costs and development expenses related to product candidates, technology platforms and manufacturing capabilities in both the Biodefense and Biosciences divisions.

Net R&D expenses, which are more representative of the company's actual out-of-pocket investment in product development, are calculated as gross research and development expenses less contracts, grants and collaboration revenues. For Q1 2015, net R&D expenses were $5.6 million, a decrease of 62% as compared to 2014.

	Three Months Ended March 31,
(in millions)	2015	2014	% Change
Research and Development Expenses (Gross)	$38.7	$30.3	28%
Adjustments:
Contracts, grants and collaborations revenues	33.1	15.4	115%
Research and Development Expenses (Net)	$5.6	$14.9	(62)%

Selling, General and Administrative
For Q1 2015, selling, general and administrative expenses were $34.5 million, an increase of 15% as compared to 2014. The increase primarily reflects additional post-acquisition selling, general and administrative costs that are largely associated with additional operations acquired in Q1 2014.

Net Loss (GAAP and Adjusted)
For Q1 2015, GAAP net loss was $21.5 million, or $0.57 per diluted share, as compared to a net loss of $20.2 million, or $0.55 per diluted share, in 2014. Q1 2015 adjusted net loss was $18.8 million, or $0.50 per diluted share, as compared to an adjusted net loss of $14.6 million, or $0.40 per diluted share, in 2014.

The following table provides a reconciliation of GAAP to Adjusted net loss for the three months ended March 31, 2015 and 2014.

	Three Months Ended March 31,
(in millions, except per share price)	2015	2014	Source
GAAP Net Loss	$(21.5)	$(20.2)	NA
Adjustments:
Acquisition-related costs (transaction & integration)	1.1	4.2	SG&A
Non-cash amortization charges	2.6	1.6	COGS, SG&A, Other Income
Write off of syndicated loan fees	--	1.8	Other Income
Impact of purchase accounting on inventory step-up	0.1	0.4	COGS
Tax effect	(1.1)	(2.4)	NA
Total Adjustments	2.7	5.6	NA
Adjusted Net Loss	$(18.8)	$(14.6)	NA
Adjusted Net Loss Per Diluted Share	$(0.50)	$(0.40)	NA

EBITDA and Adjusted EBITDA
For Q1 2015, earnings before interest, taxes, depreciation and amortization, or EBITDA, was $(19.6) million, or $(0.52) per diluted share, as compared to $(18.1) million, or $(0.49) per diluted share, in 2014. Adjusted EBITDA for Q1 2015 was $(18.4) million, or $(0.48) per diluted share, as compared to $(13.5) million, or $(0.37) per diluted share, in 2014.

The following table provides a reconciliation of GAAP Net Loss to EBITDA and Adjusted EBITDA for the three months ended March 31, 2015 and 2014.

	Three Months Ended March 31
(in millions, except per share price)	2015		2014
GAAP Net Loss	$(21.5)		$(20.2)
Adjustments:
+ Depreciation & Amortization	8.5		6.8
- Benefit From Income Taxes	(8.3)		(8.2)
+ Interest Expense	1.7		3.5
Total Adjustments	1.9		2.1
EBITDA EBITDA Per Diluted Share	$(19.6 (0.52	) )	$(18.1 (0.49	) )
Additional Adjustments:
+ Acquisition-related costs (transaction & integration)	1.1		4.2
+ Impact of purchase accounting on inventory step-up	0.1		0.4
Total Additional Adjustments	1.2		4.6
Adjusted EBITDA Adjusted EBITDA Per Diluted Share	$(18.4 (0.48	) )	$(13.5 (0.37	) )

Financial Condition and Liquidity

Cash and cash equivalents at March 31, 2015 were $216.5 million as compared to $280.5 million at December 31, 2014.

(II) 2015 FINANCIAL OUTLOOK

Full Year 2015

Factoring in the financial performance through the three months ended March 31, 2015, and expected performance through the remainder of the year, the company is reaffirming its full year 2015 financial outlook as follows:

Twelve Months Ended December 31, 2015
(in millions)	(Forecast)
Total Revenues	$510 to $540
■ BioThrax Product Sales	$270 to $285
Net Income (GAAP)	$50 to $60
Net Income (Adjusted)	$60 to $70

The company's outlook for 2015 does not include any estimates for potential new corporate development or other M&A transactions.

The following table provides a reconciliation of GAAP Net Income to Adjusted Net Income for the forecasted twelve month period of 2015.

	Financial Results for the Year Ended December 31,
(in millions)	2015 (Forecast)	Source
GAAP Net Income	$50.0 to $60.0	NA
Adjustments:
Acquisition-related costs (transaction & integration)	2.0	SG&A
Non-cash amortization charges	11.0	COGS, SG&A, Other Income
Impact of purchase accounting on inventory step-up	1.0	COGS
Restructuring and other	1.0	SG&A
Tax effect	(5.0)	NA
Total Adjustments	10.0	NA
Adjusted Net Income	$60.0 to $70.0	NA

Q2 2015

For the second quarter of 2015, the company anticipates total revenues of $105 to $120 million.

(III) RECONCILIATION OF GAAP NET INCOME TO ADJUSTED NET INCOME, GAAP NET LOSS TO ADJUSTED NET LOSS, EBITDA AND ADJUSTED EBITDA

This press release contains four financial measures (Adjusted Net Income, Adjusted Net Loss, EBITDA or earnings before interest, taxes, depreciation and amortization, and adjusted EBITDA) that are considered "non-GAAP" financial measures under applicable Securities & Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles. The company's definition of these non-GAAP measures may differ from similarly titled measures used by others. Adjusted Net Income adjusts for specified items that can be highly variable or difficult to predict, or reflect the non-cash impact of charges resulting from purchase accounting. EBITDA reflects net income excluding the impact of depreciation, amortization, interest expense and provision for income taxes. Adjusted EBITDA also excludes specified items that can be highly variable and the non-cash impact of certain purchase accounting adjustments. The company views these non-GAAP financial measures as a means to facilitate management's financial and operational decision-making, including evaluation of the company's historical operating results and comparison to competitors' operating results. These non-GAAP financial measures reflect an additional way of viewing aspects of the company's operations that, when viewed with GAAP results and the reconciliations to the corresponding GAAP financial measure, may provide a more complete understanding of factors and trends affecting the company's business.

The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the company's reported results of operations, management strongly encourages investors to review the company's consolidated financial statements and publicly filed reports in their entirety.

CONFERENCE CALL AND WEBCAST INFORMATION

Company management will host a conference call at 5:00 pm (Eastern Time) on Thursday, May 7, 2015 to discuss these financial results. This conference call can be accessed live by telephone or through Emergent's website:

Live Teleconference Information: Dial in number: 855-766-6521 International dial in: 262-912-6157 Passcode: 27616485	Live Webcast Information: Visit www.emergentbiosolutions.com and select the "Investors" section
Webcast Archive: Visit www.emergentbiosolutions.com and select the "Investors" section Available through May 7, 2016

ABOUT EMERGENT BIOSOLUTIONS INC.

Emergent BioSolutions is a specialty biopharmaceutical company seeking to protect and enhance life by offering specialized products to healthcare providers and governments to address medical needs and emerging health threats. Additional information about the company may be found at www.emergentbiosolutions.com. Follow us on twitter: @emergentbiosolu

SAFE HARBOR STATEMENT

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including our financial guidance, and any other statements containing the words "believes", "expects", "anticipates", "intends", "plans", "forecasts", "estimates" and similar expressions in conjunction with, among other things, discussions of financial performance or financial condition, growth strategy, product sales, manufacturing capabilities, product development, regulatory approvals or expenditures are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances.

There are a number of important factors that could cause the company's actual results to differ materially from those indicated by such forward-looking statements, including appropriations for BioThrax procurement; our ability to perform under our contracts with the U.S. government related to BioThrax, including the timing of deliveries; our ability to obtain new BioThrax sales contracts or modifications to existing contracts; the availability of funding for our U.S. government grants and contracts; our ability to successfully execute our growth strategy and achieve our financial and operational goals; our ability to successfully integrate and develop the products or product candidates, programs, operations and personnel of any entities or businesses that we acquire; our ability to perform under our contract with the U.S. government to develop and obtain regulatory approval for large-scale manufacturing of BioThrax in Building 55, our large-scale vaccine manufacturing facility in Lansing, Michigan; our ability to identify and acquire companies or in-license products or late-stage product candidates that satisfy our selection criteria; our ability to realize synergies and benefits from acquisitions or in-licenses within expected time periods or at all; our ability to selectively enter into collaboration arrangements; our ability to achieve milestones in our out-license and collaboration contracts; our ability to obtain and maintain intellectual property protection for our products and product candidates; our ability and plans to expand our manufacturing facilities and capabilities; our ability and the ability of our contractors and suppliers to maintain compliance with cGMP and other regulatory obligations; the results of regulatory inspections; our ability to meet operating and financial restrictions placed on us and our subsidiaries under our senior secured credit facility; the rate and degree of market acceptance and clinical utility of our products; the success of our ongoing and planned development programs, non-clinical activities and clinical trials of our product candidates; the timing of and our ability to obtain and maintain regulatory approvals for our product candidates; the success of our commercialization, marketing and manufacturing capabilities and strategy; and the accuracy of our estimates regarding future revenues, expenses, capital requirements and needs for additional financing.
The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the SEC, when evaluating our forward-looking statements.

FINANCIAL STATEMENTS FOLLOW

Emergent BioSolutions Inc. and Subsidiaries
Consolidated Balance Sheets
(in thousands, except share and per share data)

	March 31, 2015	December 31, 2014
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$216,515	$280,499
Accounts receivable	64,059	58,834
Inventories	82,134	65,674
Deferred taxes, current portion, net	1,656	1,710
Income tax receivable, net	17,023	1,357
Prepaid expenses and other current assets	24,424	24,101
Total current assets	405,811	432,175
Property, plant and equipment, net	315,489	313,979
In-process research and development	77,800	77,800
Intangible assets, net	56,202	58,344
Goodwill	41,984	41,984
Deferred tax assets, long-term, net	12,863	12,764
Other assets	7,696	8,216
Total assets	$917,845	$945,262
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$40,583	$40,930
Accrued expenses and other current liabilities	4,606	6,274
Accrued compensation	20,818	31,654
Contingent consideration, current portion	6,860	6,487
Provisions for chargebacks	2,164	2,246
Deferred revenue, current portion	5,266	5,345
Total current liabilities	80,297	92,936
Contingent consideration, net of current portion	41,594	41,170
Long-term indebtedness	251,000	251,000
Deferred revenue, net of current portion	5,806	5,713
Other liabilities	1,270	1,242
Total liabilities	379,967	392,061
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.001 par value; 15,000,000 shares authorized, 0 shares issued and outstanding at March 31, 2015 and December 31, 2014, respectively	-	-
Common stock, $0.001 par value; 100,000,000 shares authorized, 38,745,536 shares issued and 38,325,347 shares outstanding at March 31, 2015; 38,129,872 shares issued and 37,709,683 shares outstanding at December 31, 2014	38	38
Treasury stock, at cost, 420,189 common shares for both March 31, 2015 and December 31, 2014	(6,320)	(6,320)
Additional paid-in capital	280,653	274,222
Accumulated other comprehensive loss	(3,242)	(3,008)
Retained earnings	266,749	288,269
Total stockholders' equity	537,878	553,201
Total liabilities and stockholders' equity	$917,845	$945,262

Emergent BioSolutions Inc. and Subsidiaries
Consolidated Statements of Operations
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2015	2014
	(Unaudited)
Revenues:
Product sales	$18,291	$35,767
Contract manufacturing	12,243	2,726
Contracts, grants and collaborations	33,099	15,391
Total revenues	63,633	53,884

Operating expense:
Cost of product sales and contract manufacturing	18,748	18,997
Research and development	38,702	30,256
Selling, general and administrative	34,493	30,089
Loss from operations	(28,310)	(25,458)

Other income (expense):
Interest income	82	40
Interest expense	(1,661)	(3,535)
Other income (expense), net	100	512
Total other income (expense)	(1,479)	(2,983)

Loss before benefit from income taxes	(29,789)	(28,441)
Benefit from income taxes	(8,269)	(8,205)
Net loss	$(21,520)	$(20,236)

Loss per share - basic	$(0.57)	$(0.55)
Loss per share - diluted	$(0.57)	$(0.55)

Weighted-average number of shares - basic	37,949,358	36,854,370
Weighted-average number of shares - diluted	37,949,358	36,854,370

Emergent BioSolutions Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended March 31,
	2015	2014
Cash flows from operating activities:	(Unaudited)

Net loss	$(21,520)	$(20,236)
Adjustments to reconcile to net cash used in operating activities:
Stock-based compensation expense	3,798	2,650
Depreciation and amortization	8,532	6,835
Current and deferred incomes taxes	(7,261)	(8,052)
Change in fair value of contingent consideration	1,559	412
Write off of debt issuance costs	-	1,831
Excess tax benefits from stock-based compensation	(5,414)	(4,570)
Other	17	453
Changes in operating assets and liabilities:
Accounts receivable	(5,225)	17,590
Inventories	(16,460)	(4,006)
Income taxes	(12,160)	(3,753)
Prepaid expenses and other assets	(249)	556
Accounts payable	1,102	(10,713)
Accrued expenses and other liabilities	(1,641)	1,546
Accrued compensation	(10,883)	(8,720)
Provision for chargebacks	(82)	159
Deferred revenue	14	(1,227)
Net cash used in operating activities	(65,873)	(29,245)
Cash flows from investing activities:
Purchases of property, plant and equipment	(9,082)	(4,590)
Acquisition of Cangene Corporation, net of acquired cash	-	(178,167)
Net cash used in investing activities	(9,082)	(182,757)
Cash flows from financing activities:
Proceeds from convertible debenture, net of bank fees	-	241,654
Proceeds from long-term debt obligations	-	1,000
Issuance of common stock upon exercise of stock options	6,344	8,137
Excess tax benefits from stock-based compensation	5,414	4,570
Principal payments on long-term indebtedness	-	(62,000)
Contingent obligation payments	(762)	(487)
Net cash provided by financing activities	10,996	192,874

Effect of exchange rate changes on cash and cash equivalents	(25)	5

Net decrease in cash and cash equivalents	(63,984)	(19,123)
Cash and cash equivalents at beginning of period	280,499	179,338
Cash and cash equivalents at end of period	$216,515	$160,215